SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 27, 2005

                           OPHTHALMIC IMAGING SYSTEMS
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

CALIFORNIA                             1-11140                    94-3035367
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


       221 Lathrop Way, Suite I
       Sacramento, California                                     95815
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(Address of Principal Executive Offices)                        (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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-2-

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 27, 2005, Ophthalmic Imaging Systems (the "Registrant") issued a press release announcing financial results for the fiscal quarter ended June 30, 2005, attached hereto as Exhibit 99.1.

ITEM 7.01.        REGULATION FD DISCLOSURE.

      On July 27, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number        Description
      --------------        -----------

         99.1               Press Release of the Registrant dated July 27, 2005.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 28, 2005                 OPHTHALMIC IMAGING SYSTEMS


                                       By: /s/ Ariel Shenhar
                                           -------------------------------------
                                           Name:  Ariel Shenhar
                                           Title: Chief Financial Officer